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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): February 8, 2000

                             FILENE'S BASEMENT CORP.
             (Exact name of registrant as specified in its charter)

   Massachusetts                  0-19149                      04-3016733
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  (State or other         (Commission File Number)            (IRS Employer
  jurisdiction of                                          Identification No.)
   incorporation)

                                40 WALNUT STREET
                         WELLESLEY, MASSACHUSETTS 02481
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 348-7000

               Former Name, Former Address and Former Fiscal Year,
                  If Changed Since Last Report: Not Applicable
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         (a) On February 3, 2000, Filene's Basement Corp. announced that it had entered into an agreement to sell virtually all of its assets to Base Acquisition Corp., a wholly-owned subsidiary of Value City Department Stores. The agreement is subject to the approval of the U.S. Bankruptcy Court for the District of Massachusetts. The Bankruptcy Court has approved a Management Agreement in the form attached hereto as Exhibit 99.3. Other bidders may submit bids on or before February 29, 2000 and a hearing on any bids will be held on March 2, 2000. The full text of the press release is attached as
Exhibit 99.1. The Asset Purchase Agreement and Management Agreement are attached hereto as Exhibits 99.2 and 99.3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired. Not applicable.

(b)      Pro forma financial information. Not applicable.

(c)      Exhibits.

         99.1     Press Release of the Registrant, dated January 4, 2000.

         99.2 Asset Purchase Agreement by and among Filene's Basement Corp. and Base Acquisition Corp.

         99.3 Management Agreement by and between Filene's Basement Corp. and Base Acquisition Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FILENE'S BASEMENT CORP.

                                             (Registrant)

Date:  February 8, 2000                      /S/ STEVEN SIEGEL
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                                             Steven Siegel, Executive
                                             Vice President



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                                  EXHIBIT INDEX


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
EXHIBIT                                                                                 SEQUENTIAL
NUMBER                              DESCRIPTION                                         PAGE NUMBER
-------                             -----------                                         -----------
99.1                                Press Release of the Registrant, dated
                                    February 3, 2000

99.2 Asset Purchase Agreement by and among Filene's Basement Corp. and Base Acquisition Corp.

99.3 Management Agreement by and between Filene's Basement Corp. and Base Acquisition Corp.
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